EXHIBIT 99.2

CATELLUS

SUPPLEMENTAL FINANCIAL PACKAGE

For the Fourth Quarter 2002

CATELLUS

DEVELOPMENT CORPORATION

CORPORATE DATA

Catellus Development Corporation is a publicly traded real estate development company that owns and operates approximately 37 million square feet of predominantly industrial property in many of the country’s major distribution centers and transportation corridors. The company’s principal objective is sustainable, long-term growth in earnings, which it seeks to achieve by applying its strategic resources: a lower-risk/higher-return rental portfolio, a focus on expanding that portfolio through development, and the deployment of its proven land development skills to select opportunities where it can generate profits to recycle back into its business.

Company Information	Senior Management
Corporate Office:	Nelson C. Rising, Chairman and Chief Executive Officer
201 Mission St., 2nd Floor	Timothy J. Beaudin, Executive Vice President
San Francisco, CA 94105	C. William Hosler, Senior Vice President and Chief Financial Officer
Phone: (415) 974-4500	Vanessa Washington, Senior Vice President and General Counsel
Fax: (415) 974-4550	Ted Antenucci, President, Suburban Development
www.catellus.com	Doug Gardner, President, Urban Development
Mark Schuh, Executive Vice President, Urban Development
Investor Contact Information	Paul Lockie, Vice President and Controller
Investor Relations:	Margan Mitchell, Vice President, Corporate Communications
Minnie Wright, Director
Phone: (415) 974-4649
Fax: (415) 974-4550	Research Coverage
Email: minnie_wright@catellus.com	Banc of America—Lee Schalop/Alexis Hughes (212) 847-5677 / 847-5705
GreenStreet Advisors—Jim Sullivan (949) 640-8780
Stock Information	Lehman Brothers—David Shulman/David Harris (212) 526-3413 / 526-1790
NYSE Ticker Symbol: CDX	McDonald Investments—Anatole Pevnev (216) 263-4783
Shares outstanding as of December 31 = 87,170,174	Merrill Lynch—Steve Sakwa (212) 449-0335
Shares outstanding—diluted as of December 31 = 89,892,048	Morgan Stanley—Gregory Whyte (212) 761-6331
Closing stock price on December 31 = $19.85	Salomon Smith Barney—Jonathan Litt (212) 816-0231
Average daily volume for the quarter: 284,788 shares	Wachovia Securities—Christopher Haley (443) 263-6773
RBC Capital—David Copp/Jay Leupp (415) 633-8558 / 633-8588

The accompanying financial statements and supplemental information are considered unaudited and should be read in conjunction with the Company's report on Form 10-K for the fiscal year ended December 31, 2001, filed with the Securities and Exchange Commission. The Company's report on Form 10-K for the fiscal year ended December 31, 2002, will be filed with the Securities and Exchange Commission by March 31, 2003.

SUPPLEMENTAL FINANCIAL PACKAGE

December 31, 2002

TABLE OF CONTENTS

FINANCIALS

CONSOLIDATED
Key financial data	1
Consolidated balance sheet	2
Consolidated statement of operations	3
Consolidated statement of cash flows	4
FAS 144 reconciliation	5,6
Earnings before depreciation & deferred taxes (EBDDT)	7
Balance sheet detail and fully diluted shares outstanding	8
Debt analysis	9
Capital expenditures	10
OPERATING SEGMENTS
Net income by segment	11-14
Property book value by segment	15
Gross margin on property sales	16
ADDITIONAL INFORMATION
PORTFOLIO DATA
Net operating income and square feet by state	17
Same space net operating income	18
Full quarter net operating income by state	19
Buildings owned & occupancy	20
Lease expirations	21
Ten largest tenants	22
DEVELOPMENT LAND INVENTORY
Consolidated	23
Suburban Commercial	24
DEVELOPMENT ACTIVITY (Suburban Commercial and Urban Development)
Construction starts and completions—Suburban Commercial	25
Properties under construction—Suburban Commercial	26
Work in process—Suburban Commercial	27
Construction starts and completions—Urban	28
Properties under construction—Urban	29
Work in process—Urban	30
RESIDENTIAL ACTIVITY
Suburban Residential land inventory	31
DEFINITIONS	32

CATELLUS

DEVELOPMENT CORPORATION

Key Financial Data

(in thousands, except per share data)

	For the Three Months Ended or as of
	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002	December 31, 2001

Share data—End of Period
Common shares outstanding—basic	87,170	87,158	87,143	86,866	86,562
Common shares outstanding—diluted	89,892	89,327	89,901	89,551	88,938
Share price
At end of period	$19.85	$18.45	$20.42	$19.67	$18.40
High during quarter	$19.85	$20.79	$21.10	$19.67	$18.50
Low during quarter	$16.85	$17.12	$19.67	$18.02	$16.73
Total assets
Market value of common equity	$1,730,325	$1,608,065	$1,779,460	$1,708,654	$1,592,741
Total debt	1,500,955	1,480,231	1,387,271	1,361,558	1,310,457

Total market capitalization	$3,231,280	$3,088,296	$3,166,731	$3,070,212	$2,903,198

Total debt / total market capitalization	46.45%	47.93%	43.81%	44.35%	45.14%
Selected Balance Sheet Data
Book value of real estate assets (before accum. dep.)	$2,448,081	$2,415,846	$2,346,916	$2,326,874	$2,276,508
Total assets	$2,695,449	$2,643,827	$2,522,869	$2,468,005	$2,415,515
Total liabilities	$2,092,117	$2,063,100	$1,958,559	$1,943,034	$1,924,459
Minorities interests	$57,363	$55,839	$54,312	$52,786	$55,799
Total shareholders' equity	$545,969	$524,888	$509,998	$472,185	$435,257
Income Items
Net income	$20,878	$14,655	$33,639	$31,484	$19,496
EBITDA	$66,494	$59,173	$86,960	$82,394	$64,876
Straight line rent adjustment	$1,324	$1,048	$1,135	$1,049	$1,393
Earnings Per Share
Basic	$0.24	$0.17	$0.39	$0.36	$0.20
Diluted	$0.23	$0.16	$0.37	$0.35	$0.20
EBDDT
EBDDT	$37,030	$36,108	$48,953	$56,508	$43,426
EBDDT per diluted share	$0.41	$0.40	$0.54	$0.63	$0.45
Ratios—Cumulative YTD
Interest coverage ratio	3.73	3.95	4.52	4.54	3.60
Fixed charge coverage ratio	2.95	3.13	3.57	3.57	2.85
Portfolio Data
Rental property—square feet owned	36,976	36,477	34,498	31,257	30,900
Rental property—square feet leased	34,957	34,450	32,510	29,715	29,183
Rental property—occupancy	94.5%	94.4%	94.2%	95.1%	94.4%
Construction Activity—Suburban Commercial and Urban
Under construction, beginning of period (in sq. ft.)	3,223	4,288	7,627	7,199	5,983
Construction starts during period	1,378	985	220	667	1,751
Less: construction completed—retained in portfolio	(501)	(2,050)	(3,559)	(239)	(161)
Construction completed—design build or sold	—	—	—	—	(374)

Under construction, end of period	4,100	3,223	4,288	7,627	7,199

Sales Backlog
Commercial	$47,608	$27,663	$13,787	$8,433	$41,498
Residential	$86,910	$168,000	$124,050	$16,168	$59,071
Asset Management	$10,145	$9,000	$4,494	$7,521	$7,611
Urban	$36,550	$34,550	$14,500	$—	$—

CATELLUS

DEVELOPMENT CORPORATION

Consolidated Balance Sheet

(In thousands)

(Unaudited)

	December 31, 2002	December 31, 2001
Assets
Properties	$2,448,081	$2,276,508
Less accumulated depreciation	(399,923)	(354,557)

	2,048,158	1,921,951
Other assets and deferred charges, net	273,853	167,305
Notes receivable, less allowance	44,947	73,335
Accounts receivable, less allowance	14,211	22,663
Assets held for sale	2,760	—
Restricted cash and investments	36,593	7,566
Cash and cash equivalents	274,927	222,695

Total assets	$2,695,449	$2,415,515

Liabilities and Stockholders’ Equity
Mortgage and other debt	$1,500,955	$1,310,457
Accounts payable and accrued expenses	117,493	145,688
Deferred credits and other liabilities	151,466	177,656
Liabilities associated with assets held for sale	3,233	—
Deferred income taxes	318,970	290,658

Total liabilities	2,092,117	1,924,459

Minority interest	57,363	55,799

Stockholders’ Equity
Common stock—110,817 and 110,209 shares issued and 87,170 and 86,562 shares outstanding at December 31, 2002 and 2001, respectively	1,108	1,102
Paid-in capital	531,362	521,312
Treasury stock, at cost (23,647 shares at December 31, 2002 and 2001)	(401,082)	(401,082)
Accumulated earnings	414,581	313,925

Total stockholders’ equity	545,969	435,257

Total liabilities and stockholders’ equity	$2,695,449	$2,415,515

CATELLUS

DEVELOPMENT CORPORATION

Consolidated Statement of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2002	2001	2002	2001
Rental properties
Rental revenue	$72,974	$62,239	$266,951	$232,106
Property operating costs	(20,541)	(16,872)	(71,559)	(61,704)
Equity in earnings of operating joint ventures, net	1,439	1,816	8,277	8,833

	53,872	47,183	203,669	179,235

Properties sales and fee services
Sales revenue	30,613	55,618	139,604	245,804
Cost of sales	(19,938)	(36,214)	(89,661)	(149,698)

Gain on property sales	10,675	19,404	49,943	96,106
Equity in earnings of development joint ventures, net	9,407	4,362	29,232	25,978

Total gain on property sales	20,082	23,766	79,175	122,084
Management and development fees	1,437	2,180	7,088	6,000
Selling, general and administrative expenses	(6,186)	(4,617)	(25,990)	(26,570)
Other, net	928	256	16,087	6,211

	16,261	21,585	76,360	107,725

Interest expense	(17,301)	(14,259)	(60,188)	(56,753)
Depreciation and amortization	(17,184)	(13,547)	(63,149)	(51,891)
Corporate administrative costs	(4,957)	(3,964)	(17,705)	(19,256)
Gain on non-strategic asset sales	22	8	7,264	3,909
Other, net	384	(2,198)	957	5,660

Income before minority interests, income taxes and discontinued operations	31,097	34,808	147,208	168,629
Minority interests	(1,526)	(826)	(6,106)	(6,142)

Income before income taxes and discontinued operations	29,571	33,982	141,102	162,487

Income tax expense
Current	(9,661)	(4,234)	(32,567)	(16,367)
Deferred	590	(10,223)	(21,385)	(49,499)

	(9,071)	(14,457)	(53,952)	(65,866)

Income from continuing operations	20,500	19,525	87,150	96,621

Discontinued operations, net of income tax:
Gain from disposal of discontinued operations	416	—	13,748	—
Loss from discontinued operations	(38)	(29)	(242)	(100)

Gain (loss) from discontinued operations	378	(29)	13,506	(100)

Net income	$20,878	$19,496	$100,656	$96,521

Income per share from continuing operations
Basic	$0.24	$0.20	$1.00	$0.97

Assuming dilution	$0.23	$0.20	$0.97	$0.94

Income per share from discontinued operations
Basic	$0.00	$0.00	$0.16	$0.00

Assuming dilution	$0.00	$0.00	$0.16	$0.00

Net income per share
Basic	$0.24	$0.20	$1.16	$0.97

Assuming dilution	$0.23	$0.20	$1.13	$0.94

Average number of common shares outstanding—basic	87,161	95,348	86,987	99,958

Average number of common shares outstanding—diluted	89,340	97,583	89,463	102,685

CATELLUS

DEVELOPMENT CORPORATION

Consolidated Statement of Cash Flows

(In thousands)

(Unaudited)

	Twelve Months Ended 12/31/02	Twelve Months Ended 12/31/01
Cash flows from operating activities:
Net income	$100,656	$96,521
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	63,149	51,891
Deferred income taxes	21,385	49,499
Deferred gain recognized	(14,820)	(4,987)
Amortization of deferred loan fees and other costs	5,993	5,775
Equity in earnings of joint ventures	(37,509)	(34,811)
Gain on sales of investment property	(22,252)	(33,078)
Minority interests in earnings of consolidated entities	6,106	6,142
Operating distributions from joint ventures	86,222	43,786
Cost of development property and non-strategic assets sold	83,612	166,340
Capital expenditures for development property	(56,955)	(66,277)
Other property acquisitions	(738)	(16,785)
Other—net	2,996	(4,861)
Changes in assets and liabilities:
Accounts and notes receivable	37,092	(28,418)
Other assets and deferred charges	(78,035)	(37,589)
Accounts payable and accrued expenses	(17,144)	15,306
Deferred credits and other liabilities	7,388	133,310

Net cash provided by operating activities	187,146	341,764

Cash flows from investing activities:
Property acquisitions	(24,449)	(79,782)
Capital expenditures for investment property	(227,533)	(254,807)
Tenant improvements	(9,945)	(2,893)
Reimbursable construction costs	(54,426)	(16,097)
Proceeds from sale of investment property	29,460	50,149
Contributions to joint ventures	(17,365)	(2,035)
(Increase) decrease in restricted cash	(29,027)	37,912

Net cash used for investing activities	(333,285)	(267,553)

Cash flows from financing activities:
Borrowings	445,778	398,501
Repayment of borrowings	(251,626)	(228,763)
Distributions to minority partners	(4,542)	(5,106)
Purchase of Treasury Stock	—	(372,422)
Proceeds from issuance of common stock	8,761	19,716

Net cash provided by (used in) financing activities	198,371	(188,074)

Net increase (decrease) in cash and cash equivalents	52,232	(113,863)
Cash and cash equivalents at beginning of period	222,695	336,558

Cash and cash equivalents at end of period	$274,927	$222,695

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest (net of amount capitalized)	$53,706	$52,378
Income taxes	$32,386	$8,110
Non-cash investing activities:
Reclassification of prior period land acquisition and improvement costs from investing to operating activities due to change in intended use	$35,014	$60,128
Non-cash financing activities:
Seller-financed acquisitions	$—	$10,000
Debt forgiveness-property reconveyance	$(507)	$(3,844)

CATELLUS

DEVELOPMENT CORPORATION

FAS 144 Reconciliation for the Year-to-Date 2002

(In thousands, except per share data)

(Unaudited)

	Twelve Months ended December 31, 2002
	GAAP	Discontinued Operations	Pre FAS 144	EBDDT adj.	EBDDT
Rental properties
Rental revenue	$266,951	$856	$267,807	$—	$267,807
Property operating costs	(71,559)	(370)	(71,929)	—	(71,929)
Equity in earnings of operating joint ventures, net	8,277	—	8,277	—	8,277

	203,669	486	204,155	—	204,155

Property sales and fee services
Sales revenue	139,604	30,153	169,757	—	169,757
Cost of sales	(89,661)	(7,901)	(97,562)	—	(97,562)

Gain	49,943	22,252	72,195	—	72,195
Depreciation recapture	—	—	—	(8,121)	(8,121)

Gain on property sales	49,943	22,252	72,195	(8,121)	64,074
Equity in earnings of development joint ventures, net	29,232	—	29,232	—	29,232

Total gain on property sales	79,175	22,252	101,427	(8,121)	93,306
Management and development fees	7,088	—	7,088	—	7,088
Selling, general and administrative expenses	(25,990)	—	(25,990)	—	(25,990)
Other, net	16,087	—	16,087	—	16,087

	76,360	22,252	98,612	(8,121)	90,491

Interest expense	(60,188)	(588)	(60,776)	—	(60,776)
Depreciation and amortization	(63,149)	(290)	(63,439)	63,439	—
Corporate administrative costs	(17,705)	—	(17,705)	—	(17,705)
Gain on non-strategic asset sales	7,264	—	7,264	(7,264)	—
Other, net	957	—	957	—	957

Income before minority interests, income taxes, and discontinued operations	147,208	21,860	169,068	48,054	217,122
Minority interests	(6,106)	—	(6,106)	—	(6,106)

Income before income taxes and discontinued operations/Pre-tax EBDDT	141,102	21,860	162,962	48,054	211,016

Income tax expense
Current	(32,567)	150	(32,417)	—	(32,417)
Deferred	(21,385)	(8,504)	(29,889)	29,889	—

	(53,952)	(8,354)	(62,306)	29,889	(32,417)

Income from continuing operations/Net income/EBDDT	87,150	13,506	100,656	77,943	178,599

Discontinued operations, net of income tax:
Gain from disposal of discontinued operations	13,748	(13,748)	—	—	—
Loss from discontinued operations	(242)	242	—	—	—

Gain (loss) from discontinued operations	13,506	(13,506)	—	—	—

Net income/EBDDT	$100,656	$—	$100,656	$77,943	$178,599

Income per share from continuing operations
Basic	$1.00	$0.16	$1.16	$0.89	$2.05

Assuming dilution	$0.97	$0.16	$1.13	$0.87	$2.00

Income per share from discontinued operations
Basic	$0.16	$(0.16)

Assuming dilution	$0.16	$(0.16)

Net income per share after discontinued operations/EBDDT
Basic	$1.16	$—	$1.16	$0.89	$2.05

Assuming dilution	$1.13	$—	$1.13	$0.87	$2.00

Average number of common shares outstanding—basic	86,987	86,987	86,987	86,987	86,987

Average number of common shares outstanding—diluted	89,463	89,463	89,463	89,463	89,463

CATELLUS

DEVELOPMENT CORPORATION

FAS 144 Reconciliation for the Year-to-Date 2001

(In thousands, except per share data)

(Unaudited)

	Twelve Months Ended December 31, 2001
	GAAP	Discontinued Operations	Pre FAS 144	EBDDT adj.	EBDDT
Rental properties
Rental revenue	$232,106	$2,775	$234,881	$—	$234,881
Property operating costs	(61,704)	(959)	(62,663)	—	(62,663)
Equity in earnings of operating joint ventures, net	8,833	—	8,833	—	8,833

	179,235	1,816	181,051	—	181,051

Property sales and fee services
Sales revenue	245,804	—	245,804	—	245,804
Cost of sales	(149,698)	—	(149,698)	—	(149,698)

Gain	96,106	—	96,106	—	96,106
Depreciation recapture	—	—	—	(11,428)	(11,428)

Gain on property sales	96,106	—	96,106	(11,428)	84,678
Equity in earnings of development joint ventures, net	25,978	—	25,978	—	25,978

Total gain on property sales	122,084	—	122,084	(11,428)	110,656
Management and development fees	6,000	—	6,000	—	6,000
Selling, general and administrative expenses	(26,570)	—	(26,570)	—	(26,570)
Other, net	6,211	(24)	6,187	—	6,187

	107,725	(24)	107,701	(11,428)	96,273

Interest expense	(56,753)	(1,392)	(58,145)	—	(58,145)
Depreciation and amortization	(51,891)	(567)	(52,458)	52,458	—
Corporate administrative costs	(19,256)	—	(19,256)	—	(19,256)
Gain on non-strategic asset sales	3,909	—	3,909	(3,909)	—
Other, net	5,660	—	5,660	—	5,660

Income before minority interests, income taxes, and discontinued operations	168,629	(167)	168,462	37,121	205,583
Minority interests	(6,142)	—	(6,142)	—	(6,142)

Income before income taxes and discontinued operations/Pre-tax EBDDT	162,487	(167)	162,320	37,121	199,441

Income tax expense
Current	(16,367)	67	(16,300)	—	(16,300)
Deferred	(49,499)	—	(49,499)	49,499	—

	(65,866)	67	(65,799)	49,499	(16,300)

Income from continuing operations/Net income/EBDDT	96,621	(100)	96,521	86,620	183,141

Discontinued operations, net of income tax:
Gain from disposal of discontinued operations	—	—
Loss from discontinued operations	(100)	100	—	—	—

Gain (loss) from discontinued operations	(100)	100	—	—	—

Net income/EBDDT	$96,521	$—	$96,521	$86,620	$183,141

Income per share from continuing operations
Basic	$0.97	$—	$0.97	$0.86	$1.83

Assuming dilution	$0.94	$—	$0.94	$0.84	$1.78

Income per share from discontinued operations
Basic	$—	$—

Assuming dilution	$—	$—

Net income per share after discontinued operations/EBDDT
Basic	$0.97	$—	$0.97	$0.86	$1.83

Assuming dilution	$0.94	$—	$0.94	$0.84	$1.78

Average number of common shares outstanding—basic	99,958	99,958	99,958	99,958	99,958

Average number of common shares outstanding—diluted	102,685	102,685	102,685	102,685	102,685

CATELLUS

DEVELOPMENT CORPORATION

Earnings Before Depreciation and Deferred Taxes (EBDDT)

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2002	2001	2002	2001
Rental properties
Rental revenue	$73,057	$62,856	$267,807	$234,881
Property operating costs	(20,574)	(17,065)	(71,929)	(62,663)
Equity in earnings of operating joint ventures, net	1,439	1,816	8,277	8,833

	53,922	47,607	204,155	181,051

Property sales and fee services
Sales revenue	30,683	55,618	169,757	245,804
Cost of sales	(20,061)	(36,214)	(97,562)	(149,698)

Gain	10,622	19,404	72,195	96,106
Depreciation recapture	—	—	(8,121)	(11,428)

Gain on property sales	10,622	19,404	64,074	84,678
Equity in earnings of development joint ventures, net	9,407	4,362	29,232	25,978

Total gain on property sales	20,029	23,766	93,306	110,656
Management and development fees	1,437	2,180	7,088	6,000
Selling, general and administrative expenses	(6,186)	(4,617)	(25,990)	(26,570)
Other, net	928	232	16,087	6,187

	16,208	21,561	90,491	96,273

Interest expense	(17,352)	(14,540)	(60,776)	(58,145)
Corporate administrative costs	(4,957)	(3,964)	(17,705)	(19,256)
Other, net	384	(2,198)	957	5,660
Minority interest	(1,526)	(826)	(6,106)	(6,142)

Pre-tax EBDDT	46,679	47,640	211,016	199,441
Income taxes—current	(9,649)	(4,214)	(32,417)	(16,300)

EBDDT	$37,030	$43,426	$178,599	$183,141

EBDDT per share of common stock—diluted	$0.41	$0.45	$2.00	$1.78

Average number of common shares—diluted	89,340	97,583	89,463	102,685

Reconciliation of EBDDT to Net Income
EBDDT	$37,030	$43,426	$178,599	$183,141
Depreciation and amortization	(17,233)	(13,715)	(63,439)	(52,458)
Income taxes—deferred	1,059	(10,223)	(29,889)	(49,499)
Gain on non-strategic asset sales	22	8	7,264	3,909
Depreciation recapture	—	—	8,121	11,428

Net income	$20,878	$19,496	$100,656	$96,521

Net income per share of common stock—diluted	$0.23	$0.20	$1.13	$0.94

Average number of common shares—diluted	89,340	97,583	89,463	102,685

CATELLUS DEVELOPMENT CORPORATION

Balance Sheet Detail and Fully Diluted Shares Outstanding

As of December 31, 2002

(In thousands, except share data)

Balance Sheet Description:	Source for Supplemental Information		December 31, 2002 Book Value
Assets:
Rental properties	(Full quarter NOI of $53,022 for Q4 02, see pages 17-19)		$1,784,997
Investments in operating joint ventures	(equity in earnings of $1,439 for Q4 02, see page 15)		(10,920)

Total rental properties			1,774,077
Less accumulated depreciation			(399,923)

Development properties Work-in-process	(see further detail on page 15)		504,269 66,853
Investments in development joint ventures	(see further detail on page 15)		58,071
Other property assets	(see further detail on page 15)		44,811

Total properties			2,048,158

Other assets and deferred charges, net includes:			273,855
Debt issuance costs and loan fees		$13,246
Straight line rent asset		$27,563
Prepaid leasing commissions		$41,446
Notes receivable			44,947
Accounts receivable			14,211
Assets held for sale			2,760
Restricted cash and investments			36,593
Cash and cash equivalents			274,927

Total Assets			$2,695,449

Liabilities:
Income property debt	(see further details on page 9)		$1,287,867
Construction debt	(see further details on page 9)		78,244
Land development, infrastructure and other debt	(see further details on page 9)		134,844

Total mortgage and other debt			1,500,955
Accounts payable and accrued expenses			117,493
Deferred credits and other liabilities			151,466
Cisco prepaid rent		$99,415
Liabilities associated with assets held for sale			3,233
Deferred income taxes			318,970

Total Liabilities			2,092,117

Minority Interest			57,363

Stockholders’ Equity:
Total stockholders’ equity			545,969

Total Liabilities and Stockholders’ Equity			$2,695,449

Calculation of fully diluted shares outstanding:
Shares issued			110,817,271
Treasury shares			(23,647,097)

Shares issued and outstanding			87,170,174
Total options in the money	End of quarter (non-GAAP)	8,315,702
Stock Price @ quarter end		19.850
Average option strike price per share	End of quarter (non-GAAP)	13.627
Dilutive effect (using treasury method)			2,721,874

Fully diluted shares outstanding at quarter end			89,892,048

CATELLUS

DEVELOPMENT CORPORATION

Debt Analysis

As of December 31, 2002

(In thousands)

	Total Outstanding Debt	Percentage of Total	2003	2004	2005	2006	2007	Thereafter
Fixed rate mortgage loans	$1,080,655	71.85%	$20,533	$19,682	$25,090	$159,344	$18,713	$837,293
Floating rate mortgage loans	207,212	13.78%	60,047	3,689	118,620	24,856	—	—
Construction loans	73,068	4.86%	63,675	9,393	—	—	—	—
Capital leases	5,176	0.34%	—	5,176	—	—	—	—
Land acquisition and development loans	22,241	1.48%	5,429	4,025	4,025	25	25	8,712
Assessment district bonds	103,935	6.91%	833	9,864	1,724	2,024	2,303	87,187
Other	8,668	0.58%	488	517	548	574	450	6,091

Mortgage and other debt	$1,500,955	99.79%	$151,005	$52,346	$150,007	$186,823	$21,491	$939,283
Liabilities of assets held for sale
Fixed rate mortgage loans	$2,849	0.19%	$2,849	—	—	—	—	—
Floating rate mortgage loans	298	0.02%	298	—	—	—	—	—

Subtotal liabilities of assets held for sale	$3,147	0.21%	$3,147	—	—	—	—	—

Total	$1,504,102	100.00%	$154,152	$52,346	$150,007	$186,823	$21,491	$939,283

Floating and fixed rate debt analysis

	% of Total Debt	Weighted Avg. Int. Rate	Weighted Avg. Coupon	Weighted Avg. Maturity (years)
Floating	20.44%	3.85%	3.49%	2.04
Fixed	79.56%	6.82%	6.56%	7.91
Total	100.00%	6.22%	5.94%	6.71

CATELLUS

DEVELOPMENT CORPORATION

Capital Expenditures

For the Twelve Months ended December 31, 2002

(In thousands)

Capital expenditures reflected in the statement of cash flows include the following:

Capital expenditures from operating activities(1)
Capital expenditures for development properties	$21,693
Predevelopment	4,641
Infrastructure and other	22,814
Residential property acquisitions	7,139
Capitalized interest and property tax	668

Capital expenditures in cash flows for operating activities	56,955
Other property acquisitions	738

Total capital expenditures in operating activities	57,693

Capital expenditures from investing activities(2)
Construction and building improvements	148,508
Predevelopment	16,149
Infrastructure and other	25,635
Other property acquisitions	9,649
Capitalized interest and property tax	27,592

Capital expenditures for investment properties	227,533
Commercial property acquisitions	24,449
Tenant improvements	9,945
Reimbursable construction costs	54,426
Contribution to joint ventures	17,365

Total capital expenditures in investing activities	333,718

Total capital expenditures (3)	$391,411

Recurring capital expenditures included above:
Tenant improvements	$9,945
Lease commissions—2nd generation	6,474
Building improvements	4,622

Total recurring capital expenditures	$21,041

(1)	This category primarily includes capital expenditures for properties we intend to build and sell.
(2)	This category primarily includes expenditures for properties we intend to hold for our own account.
(3)	Total capital expenditures include capitalized general and administrative expenses of $14.7 million which approximates 22% of total YTD general and administrative expenses.

CATELLUS

DEVELOPMENT CORPORATION

Net Income by Segment

(In thousands, except per share data)

	For the three months ended December 31, 2002
	Asset	Suburban					Discontinued
	Mgmt.	Commercial	Residential	Urban	Corporate	Subtotal	Operations	Total
Rental properties
Rental revenue	$73,057	$—	$—	$—	$—	$73,057	$(83)	$72,974
Property operating costs	(20,574)	—	—	—	—	(20,574)	33	(20,541)
Equity in earnings of operating joint ventures, net	1,439	—	—	—	—	1,439	—	1,439

	53,922	—	—	—	—	53,922	(50)	53,872

Property sales and fee services
Sales revenue	2,063	12,059	2,061	14,500	—	30,683	(70)	30,613
Cost of sales	(337)	(7,689)	(856)	(11,154)	(25)	(20,061)	123	(19,938)

Gain (loss) on property sales	1,726	4,370	1,205	3,346	(25)	10,622	53	10,675
Equity in earnings of development joint ventures, net	—	—	10,478	—	(1,071)	9,407	—	9,407

Total gain (loss) on property sales	1,726	4,370	11,683	3,346	(1,096)	20,029	53	20,082
Management and development fees	(18)	(45)	414	1,086	—	1,437	—	1,437
Selling, general and administrative expenses	(307)	(3,036)	(1,001)	(1,842)	—	(6,186)	—	(6,186)
Other, net	257	(603)	1,211	63	—	928	—	928

	1,658	686	12,307	2,653	(1,096)	16,208	53	16,261

Interest expense	(20,748)	—	—	—	3,396	(17,352)	51	(17,301)
Depreciation and amortization	(16,251)	(139)	(30)	(245)	(568)	(17,233)	49	(17,184)
Corporate administrative costs	—	—	—	—	(4,957)	(4,957)	—	(4,957)
Gain on non-strategic asset sales	22	—	—	—	—	22	—	22
Other, net	—	—	—	—	384	384	—	384

Income (loss) before minority interests, income taxes, and discontinued operations	18,603	547	12,277	2,408	(2,841)	30,994	103	31,097
Minority interests	(1,526)	—	—	—	—	(1,526)	—	(1,526)

Income (loss) before income taxes and discontinued operations	17,077	547	12,277	2,408	(2,841)	29,468	103	29,571
Income tax expense	(4,759)	(171)	(3,684)	(1,013)	1,037	(8,590)	(481)	(9,071)

Income (loss) from continuing operations	12,318	376	8,593	1,395	(1,804)	20,878	(378)	20,500

Discontinued operations, net of income tax
Gain from disposal of discontinued operations	—	—	—	—	—	—	416	416
Loss from discontinued operations	—	—	—	—	—	—	(38)	(38)

Gain (loss) from discontinued operations	—	—	—	—	—	—	378	378

Net income	$12,318	$376	$8,593	$1,395	$(1,804)	$20,878	$—	$20,878

Net income per share
Basic								$0.24
Assuming dilution								$0.23
Average number of common shares outstanding—basic								87,161
Average number of common shares outstanding—diluted								89,340

CATELLUS

DEVELOPMENT CORPORATION

Net Income by Segment

(In thousands, except per share data)

	For the three months ended December 31, 2001
	Asset Mgmt.	Suburban					Discontinued Operations	Total
		Commercial	Residential	Urban	Corporate	Subtotal
Rental properties
Rental revenue	$62,856	$—	$—	$—	$—	$62,856	$(617)	$62,239
Property operating costs	(17,065)	—	—	—	—	(17,065)	193	(16,872)
Equity in earnings of operating joint ventures, net	1,816	—	—	—	—	1,816	—	1,816

	47,607	—	—	—	—	47,607	(424)	47,183

Property sales and fee services
Sales revenue	5,148	30,584	19,886	—	—	55,618	—	55,618
Cost of sales	(2,465)	(22,391)	(11,054)	—	(304)	(36,214)	—	(36,214)

Gain (loss) on property sales	2,683	8,193	8,832	—	(304)	19,404	—	19,404
Equity in earnings of development joint ventures, net	—	9	4,774	—	(421)	4,362	—	4,362

Total gain (loss) on property sales	2,683	8,202	13,606	—	(725)	23,766	—	23,766
Management and development fees	25	881	960	314	—	2,180	—	2,180
Selling, general and administrative expenses	(358)	(521)	(3,044)	(694)	—	(4,617)	—	(4,617)
Other, net	2,600	(1,047)	(1,362)	41	—	232	24	256

	4,950	7,515	10,160	(339)	(725)	21,561	24	21,585

Interest expense	(18,347)	—	—	(628)	4,435	(14,540)	281	(14,259)
Depreciation and amortization	(12,508)	(143)	(67)	(421)	(576)	(13,715)	168	(13,547)
Corporate administrative costs	—	—	—	—	(3,964)	(3,964)	—	(3,964)
Gain on non-strategic asset sales	8	—	—	—	—	8	—	8
Other, net	—	—	—	—	(2,198)	(2,198)	—	(2,198)

Income (loss) before minority interests, income taxes, and discontinued operations	21,710	7,372	10,093	(1,388)	(3,028)	34,759	49	34,808
Minority interests	(1,247)	—	421	—	—	(826)	—	(826)

Income (loss) before income taxes and discontinued operations	20,463	7,372	10,514	(1,388)	(3,028)	33,933	49	33,982
Income tax expense	(8,727)	(3,045)	(4,374)	497	1,212	(14,437)	(20)	(14,457)

Income (loss) from continuing operations	11,736	4,327	6,140	(891)	(1,816)	19,496	29	19,525

Discontinued operations, net of income tax
Gain from disposal of discontinued operations	—	—	—	—	—	—	—	—
Loss from discontinued operations	—	—	—	—	—	—	(29)	(29)

Gain (loss) from discontinued operations	—	—	—	—	—	—	(29)	(29)

Net income	$11,736	$4,327	$6,140	$(891)	$(1,816)	$19,496	$—	$19,496

Net income per share
Basic								$0.20
Assuming dilution								$0.20
Average number of common shares outstanding—basic								95,348
Average number of common shares outstanding—diluted								97,583

CATELLUS

DEVELOPMENT CORPORATION

Net Income by Segment

(In thousands, except per share data)

	For the twelve months ended December 31, 2002
		Suburban
	Asset Mgmt.	Commercial	Residential	Urban	Corporate	Subtotal	Discontinued Operations	Total
Rental properties
Rental revenue	$267,807	$—	$—	$—	$—	$267,807	$(856)	$266,951
Property operating costs	(71,929)	—	—	—	—	(71,929)	370	(71,559)
Equity in earnings of operating joint ventures, net	8,277	—	—	—	—	8,277	—	8,277

	204,155	—	—	—	—	204,155	(486)	203,669

Property sales and fee services
Sales revenue	43,184	52,966	59,107	14,500	—	169,757	(30,153)	139,604
Cost of sales	(14,256)	(42,689)	(28,862)	(11,154)	(601)	(97,562)	7,901	(89,661)

Gain (loss) on property sales	28,928	10,277	30,245	3,346	(601)	72,195	(22,252)	49,943
Equity in earnings of development joint ventures, net	—	—	33,063	—	(3,831)	29,232	—	29,232

Total gain (loss) on property sales	28,928	10,277	63,308	3,346	(4,432)	101,427	(22,252)	79,175
Management and development fees	42	2,973	1,516	2,557	—	7,088	—	7,088
Selling, general and administrative expenses	(1,185)	(9,576)	(8,316)	(6,913)	—	(25,990)	—	(25,990)
Other, net	10,691	(550)	6,075	(129)	—	16,087	—	16,087

	38,476	3,124	62,583	(1,139)	(4,432)	98,612	(22,252)	76,360

Interest expense	(78,831)	—	—	—	18,055	(60,776)	588	(60,188)
Depreciation and amortization	(59,170)	(673)	(182)	(1,065)	(2,349)	(63,439)	290	(63,149)
Corporate administrative costs	—	—	—	—	(17,705)	(17,705)	—	(17,705)
Gain on non-strategic asset sales	7,264	—	—	—	—	7,264	—	7,264
Other, net	—	—	—	—	957	957	—	957

Income (loss) before minority interests, income taxes, and discontinued operations	111,894	2,451	62,401	(2,204)	(5,474)	169,068	(21,860)	147,208
Minority interests	(6,106)	—	—	—	—	(6,106)	—	(6,106)

Income (loss) before income taxes and discontinued operations	105,788	2,451	62,401	(2,204)	(5,474)	162,962	(21,860)	141,102
Income tax expense	(40,455)	(937)	(23,848)	842	2,092	(62,306)	8,354	(53,952)

Income (loss) from continuing operations	65,333	1,514	38,553	(1,362)	(3,382)	100,656	(13,506)	87,150

Discontinued operations, net of income tax
Gain from disposal of discontinued operations	—	—	—	—	—	—	13,748	13,748
Loss from discontinued operations	—	—	—	—	—	—	(242)	(242)

Gain (loss) from discontinued operations	—	—	—	—	—	—	13,506	13,506

Net income	$65,333	$1,514	$38,553	$(1,362)	$(3,382)	$100,656	$—	$100,656

Net income per share
Basic								$1.16

Assuming dilution								$1.13

Average number of common shares outstanding—basic								86,987

Average number of common shares outstanding—diluted								89,463

CATELLUS

DEVELOPMENT CORPORATION

Net Income by Segment

(In thousands, except per share data)

	For the twelve months ended December 31, 2001
	Asset Mgmt.	Suburban		Urban	Corporate	Subtotal	Discontinued Operations	Total
		Commercial	Residential
Rental properties
Rental revenue	$234,881	$—	$—	$—	$—	$234,881	$(2,775)	$232,106
Property operating costs	(62,663)	—	—	—	—	(62,663)	959	(61,704)
Equity in earnings of operating joint ventures, net	8,833	—	—	—	—	8,833	—	8,833

	181,051	—	—	—	—	181,051	(1,816)	179,235

Property sales and fee services
Sales revenue	71,818	75,686	48,507	49,793	—	245,804	—	245,804
Cost of sales	(30,744)	(50,896)	(30,202)	(37,337)	(519)	(149,698)	—	(149,698)

Gain (loss) on property sales	41,074	24,790	18,305	12,456	(519)	96,106	—	96,106
Equity in earnings of development joint ventures, net	—	9	27,670	—	(1,701)	25,978	—	25,978

Total gain (loss) on property sales	41,074	24,799	45,975	12,456	(2,220)	122,084	—	122,084
Management and development fees	145	3,679	1,394	782	—	6,000	—	6,000
Selling, general and administrative expenses	(1,235)	(9,607)	(11,379)	(4,349)	—	(26,570)	—	(26,570)
Other, net	5,518	(179)	(3,868)	4,716	—	6,187	24	6,211

	45,502	18,692	32,122	13,605	(2,220)	107,701	24	107,725

Interest expense	(75,110)	(7)	—	(684)	17,656	(58,145)	1,392	(56,753)
Depreciation and amortization	(47,925)	(514)	(311)	(1,853)	(1,855)	(52,458)	567	(51,891)
Corporate administrative costs	—	—	—	—	(19,256)	(19,256)	—	(19,256)
Gain on non-strategic asset sales	3,909	—	—	—	—	3,909	—	3,909
Other, net	—	—	—	—	5,660	5,660	—	5,660

Income (loss) before minority interests, income taxes, and discontinued operations	107,427	18,171	31,811	11,068	(15)	168,462	167	168,629
Minority interests	(6,059)	—	(83)	—	—	(6,142)	—	(6,142)

Income (loss) before income taxes and discontinued operations	101,368	18,171	31,728	11,068	(15)	162,320	167	162,487
Income tax expense	(41,091)	(7,366)	(12,861)	(4,487)	6	(65,799)	(67)	(65,866)

Income (loss) from continuing operations	60,277	10,805	18,867	6,581	(9)	96,521	100	96,621

Discontinued operations, net of income tax
Gain from disposal of discontinued operations	—	—	—	—	—	—	—	—
Loss from discontinued operations	—	—	—	—	—	—	(100)	(100)

Gain (loss) from discontinued operations	—	—	—	—	—	—	(100)	(100)

Net income	$60,277	$10,805	$18,867	$6,581	$(9)	$96,521	$—	$96,521

Net income per share
Basic								$0.97

Assuming dilution								$0.94

Average number of common shares outstanding—basic								99,958

Average number of common shares outstanding—diluted								102,685

CATELLUS

DEVELOPMENT CORPORATION

Property Book Value by Segment

(In thousands)

(Unaudited)

As of December 31, 2002	Asset Management	Suburban Commercial	Suburban Residential	Urban	Corporate	Total
Rental properties	$1,784,997	$—	$—	$—	$—	$1,784,997
Development properties		171,924	52,850	279,495	—	504,269
Work-in-process (see pages 27 and 30)	—	49,938	—	16,915	—	66,853
Investment in development joint ventures	—	561	37,917	19,593	—	58,071
Investment in operating joint ventures	(10,920)	—	—	—	—	(10,920)
Other	5,238	4,485	1,711	1,070	32,307	44,811

Subtotal	1,779,315	226,908	92,478	317,073	32,307	2,448,081
Accumulated depreciation	(367,479)	(4,210)	(1,355)	(8,236)	(18,643)	(399,923)

Total	$1,411,836	$222,698	$91,123	$308,837	$13,664	$2,048,158

Total debt	$1,319,992	$154,297	$—	$18,482	$8,184	$1,500,955

As of December 31, 2001	Asset Management	Suburban Commercial	Suburban Residential	Urban	Corporate	Total
Rental properties	$1,476,018	$—	$—	$—	$—	$1,476,018
Development properties	—	194,412	52,108	255,321	—	501,841
Work-in-process (see pages 27 and 30)	—	159,228	—	37,616	—	196,844
Investment in development joint ventures	—	—	74,720	2,036	—	76,756
Investment in operating joint ventures	(13,026)	—	—	—	—	(13,026)
Other	6,855	5,351	1,711	1,080	23,078	38,075

Subtotal	1,469,847	358,991	128,539	296,053	23,078	2,276,508
Accumulated depreciation	(325,536)	(3,857)	(1,235)	(7,483)	(16,446)	(354,557)

Total	$1,144,311	$355,134	$127,304	$288,570	$6,632	$1,921,951

Total debt	$1,104,379	$110,533	$28,960	$66,549	$36	$1,310,457

CATELLUS

DEVELOPMENT CORPORATION

Gross Margin on Property Sales

Twelve Months Ended December 31, 2002

(In thousands)

	Asset Management	Suburban Commercial	Suburban Residential	Urban	Corporate	Total
Buildings:
Sales	$34,211	$—	$—	$—	$—	$34,211
Cost of sales	(12,534)	—	—	—	—	(12,534)

Gain	21,677	—	—	—	—	21,677

Gross margin	63.36%	0.00%	0.00%	0.00%	0.00%	63.36%

Land and lots:
Sales	—	52,563	57,054	14,500	—	124,117
Cost of sales	—	(42,932)	(28,113)	(11,154)	—	(82,199)

Gain	—	9,631	28,941	3,346	—	41,918

Gross margin	0.00%	18.32%	50.73%	23.08%	0.00%	33.77%

Ground leases/other:
Sales	8,973	403	2,053	—	—	11,429
Cost of sales	(1,722)	243	(749)	—	(601)	(2,829)

Gain	7,251	646	1,304	—	(601)	8,600

Gross margin	80.81%	n/a	63.52%	0.00%	n/a	75.25%

Total:
Sales	43,184	52,966	59,107	14,500	—	169,757
Cost of sales	(14,256)	(42,689)	(28,862)	(11,154)	(601)	(97,562)

Gain	$28,928	$10,277	$30,245	$3,346	$(601)	$72,195

Gross margin	66.99%	19.40%	51.17%	23.08%	n/a	42.53%

CATELLUS

DEVELOPMENT CORPORATION

Net Operating Income and Square Feet by State

Year Ended December 31, 2002

(In thousands - except for percentages)

Net Operating Income by State

	Industrial		Office		Retail		Total
	Net Operating Income	% of Total	Net Operating Income	% of Total	Net Operating Income	% of Total	Net Operating Income	% of Total
Southern California	$51,468	25.2%	$4,977	2.4%	$2,851	1.4%	$59,296	29.0%
Northern California	27,635	13.5%	11,301	5.5%	6,198	3.0%	45,134	22.1%
Illinois	18,926	9.3%	6,510	3.2%	—	0.0%	25,436	12.5%
Texas	9,123	4.5%	5,816	2.8%	—	0.0%	14,939	7.3%
Colorado	7,505	3.7%	2,626	1.3%	996	0.5%	11,127	5.5%
Maryland	3,106	1.5%	—	0.0%	—	0.0%	3,106	1.5%
Oregon	2,369	1.2%	420	0.2%	318	0.2%	3,107	1.5%
Arizona	2,141	1.0%	—	0.0%	362	0.2%	2,503	1.2%
Ohio	2,393	1.2%	—	0.0%	—	0.0%	2,393	1.2%
Kentucky	972	0.5%	—	0.0%	—	0.0%	972	0.5%
Oklahoma	110	0.1%	—	0.0%	—	0.0%	110	0.1%
Kansas	(4)	0.0%	—	0.0%	—	0.0%	(4)	0.0%

Subtotal	$125,744	61.7%	$31,650	15.4%	$10,725	5.3%	$168,119	82.4%

Ground Leases							21,271	10.4%
Other Properties							6,488	3.2%
Equity in Earnings of Operating Joint Ventures							8,277	4.0%

Total (1)							$204,155	100%

(1) Includes discontinued operations Square Feet by State - As of December 31, 2002

	Industrial		Office		Retail		Total
	Square Feet	% of Total	Square Feet	% of Total	Square Feet	% of Total	Square Feet	% of Total
Southern California	12,200	33.0%	574	1.6%	176	0.4%	12,950	35.0%
Northern California	5,773	15.6%	808	2.2%	481	1.3%	7,062	19.1%
Illinois	5,921	16.0%	584	1.6%	—	0.0%	6,505	17.6%
Texas	3,264	8.9%	868	2.3%	—	0.0%	4,132	11.2%
Colorado	2,033	5.5%	273	0.7%	100	0.3%	2,406	6.5%
Arizona	1,123	3.0%	—	0.0%	74	0.2%	1,197	3.2%
Ohio	966	2.6%	—	0.0%	—	0.0%	966	2.6%
Kentucky	549	1.5%	—	0.0%	—	0.0%	549	1.5%
Oregon	449	1.2%	57	0.2%	37	0.1%	543	1.5%
Maryland	471	1.3%	—	0.0%	—	0.0%	471	1.3%
Oklahoma	125	0.3%	—	0.0%	—	0.0%	125	0.3%
Kansas	70	0.2%	—	0.0%	—	0.0%	70	0.2%

Total	32,944	89.1%	3,164	8.6%	868	2.3%	36,976	100.0%

CATELLUS

DEVELOPMENT CORPORATION

Same Space Net Operating Income

For the Three Months Ended December 31, 2002

(In thousands, except per square feet data)

	Q4-02	Q4-01	Increase (Decrease)
Industrial
Rental revenue	$35,142	$34,087	3.1%
Property operating costs	(8,080)	(7,499)	7.7%

Net operating income	$27,062	$26,588	1.8%

Square feet	25,095	25,095

Same space occupancy	96.8%	95.6%
Same space NOI psf owned	$1.08	$1.06

Office
Rental revenue	$8,455	$8,814	-4.1%
Property operating costs	(4,050)	(4,027)	0.6%

Net operating income	$4,405	$4,787	-8.0%

Square feet	1,624	1,624

Same space occupancy	88.6%	90.6%
Same space NOI psf owned	$2.71	$2.95

Retail
Rental revenue	$3,337	$3,088	8.1%
Property operating costs	(1,154)	(1,061)	8.8%

Net operating income	$2,183	$2,027	7.7%

Square feet	770	770

Same space occupancy	95.2%	95.4%
Same space NOI psf owned	$2.84	$2.63

Total
Rental revenue	$46,934	$45,989	2.1%
Property operating costs	(13,284)	(12,587)	5.5%

Net operating income	$33,650	$33,402	0.7%

Square feet	27,489	27,489

Same space occupancy	96.3%	95.3%
Same space NOI psf owned	$1.22	$1.22

CATELLUS

DEVELOPMENT CORPORATION

Full Quarter Net Operating Income by State

Fourth Quarter December 31, 2002

(In thousands, except for percentages)

	Fourth Quarter 2002 NOI (1)	Net Adjustments (2)	Full Quarter NOI	% of Total
Industrial
Northern California	$6,972	$24	$6,996	14.4%
Southern California	13,812	7	13,819	26.1%
Arizona	635		635	0.9%
Colorado	1,951		1,951	4.6%
Illinois	5,355		5,355	9.8%
Kansas	(5)		(5)	0.0%
Kentucky	327		327	0.6%
Maryland	778		778	1.6%
Ohio	579		579	1.2%
Oklahoma	39		39	0.1%
Oregon	662		662	1.0%
Texas	2,480		2,480	4.9%

Total industrial	33,585	31	33,616	65.2%

Office
Northern California	4,690	544	5,234	3.9%
Southern California	1,386		1,386	2.6%
Colorado	690		690	1.4%
Illinois	1,112	(34)	1,078	2.6%
Oregon	127		127	0.2%
Texas	1,618		1,618	3.1%

Total office	9,623	510	10,133	13.8%

Retail
Northern California	1,353		1,353	3.2%
Southern California	557	(1)	556	1.4%
Arizona	118		118	0.3%
Colorado	297		297	0.6%
Oregon	68		68	0.1%

Total retail	2,393	(1)	2,392	5.6%

Other	1,082	—	1,082	3.7%
Ground leases	5,800	—	5,800	9.7%

Subtotal	52,483	540	53,023	98.0%

Equity in earnings of JV's	1,439	—	1,439	2.0%

Total	$53,922	$540	$54,462	100.0%

(1)	Includes discontinued operations.

(2)	Full quarter NOI is calculated as current quarter's actual NOI adjusted for the following:

(a)	removal of NOI for properties sold,

(b)	removal of NOI for properties placed in service/purchased during the quarter, and

(c)	addition of a full quarter of NOI for those properties placed in service/purchased during the quarter.

CATELLUS

DEVELOPMENT CORPORATION

Buildings Owned and Occupancy

(In thousands, except for percentages)

	December 31, 2002	December 31, 2001
Industrial
Square feet owned	32,944	27,594
Square feet occupied	31,337	26,103
Percent occupied	95.1%	94.6%

Office
Square feet owned	3,164	2,442
Square feet occupied	2,807	2,260
Percent occupied	88.7%	92.5%

Retail
Square feet owned	868	864
Square feet occupied	813	820
Percent occupied	93.7%	94.9%

Total
Square feet owned	36,976	30,900
Square feet occupied	34,957	29,183
Percent occupied	94.5%	94.4%

CATELLUS

DEVELOPMENT CORPORATION

Lease Expirations

As of December 31, 2002

(in thousands)

			Square Feet
	Industrial		Office		Retail		Total
	Sq Ft	% of Total	Sq Ft	% of Total	Sq Ft	% of Total	Sq Ft	% of Total
2003	3,838	11.5%	359	12.8%	55	6.77%	4,252	11.5%
2004	3,258	9.8%	304	10.8%	111	13.55%	3,673	9.9%
2005	4,560	13.7%	644	23.0%	45	5.54%	5,249	14.2%
2006	4,961	14.9%	130	4.6%	65	8.00%	5,156	14.0%
2007	2,935	8.8%	508	18.1%	18	2.21%	3,461	9.4%
2008	645	1.9%	181	6.4%	48	5.90%	874	2.4%
2009	2,184	6.6%	132	4.7%	114	14.02%	2,430	6.6%
2010	2,239	6.7%	1	0.0%	30	3.69%	2,270	6.1%
2011	1,450	4.3%	128	4.6%	24	2.95%	1,602	4.3%
2012+	7,267	21.8%	420	15.0%	303	37.27%	7,990	21.6%

	33,337	100.0%	2,807	100.0%	813	100.0%	36,957	100.0%

	Base Rent—For December 2002
	Industrial		Office		Retail		Total
	Base Rent	% of Total	Base Rent	% of Total	Base Rent	% of Total	Base Rent	% of Total
2003	$1,501	12.9%	$479	9.6%	$42	4.4%	$2,022	11.5%
2004	1,197	10.3%	419	8.4%	138	14.6%	1,754	10.0%
2005	1,737	15.0%	738	14.8%	79	8.3%	2,554	14.6%
2006	1,179	10.2%	280	5.6%	57	6.0%	1,516	8.6%
2007	1,116	9.6%	780	15.7%	37	3.9%	1,933	11.0%
2008	319	2.7%	323	6.5%	47	5.0%	689	3.9%
2009	685	5.9%	196	3.9%	152	16.1%	1,033	5.9%
2010	838	7.2%	3	0.1%	49	5.2%	890	5.1%
2011	500	4.3%	180	3.6%	35	3.7%	715	4.1%
2012+	2,533	21.8%	1,580	31.8%	311	32.8%	4,424	25.3%

	$11,605	100.0%	$4,978	100.0%	$947	100.0%	$17,530	100.0%

CATELLUS

DEVELOPMENT CORPORATION

Ten Largest Tenants

(Based on GAAP rents)

Customer	State	Building Type	% of Total Base Rent for the Month of December 2002
The Gap	CA	Office	6.80%
APL Logistics, Inc.	CA, IL, KY, TX	Industrial	4.70%
Ford Motor Company	CA, CO, TX	Industrial	2.20%
Kellogg's USA, Inc.	CA, IL, CO	Industrial	2.00%
J.C. Penney Company	TX	Office	2.00%
Exel Corporation	CA	Industrial	1.90%
Home Depot USA, Inc.	CA	Industrial/Retail	1.60%
Gillette Company	CA, IL	Industrial	1.40%
MCI Telecommunications (1)	CA, WA, IL, MN, TX, OK, OR	Office/Ground Leases	1.40%
Office Depot, Inc.	CA	Industrial/Retail	1.30%

(1)	The Company has ten leases with MCI WORLDCOM Communications, Inc. or its affiliates (”MCI”). On July 21, 2002, a group of MCI Companies filed for Chapter 11 reorganization. Pursuant to an order of the United States Bankruptcy Court, the MCI Companies have until September 22, 2003 to assume or reject the leases, but they remain obligated under the Bankruptcy Code to continue to perform their obligations under each lease in a timely manner pending the assumption or rejection of that lease.

CATELLUS

DEVELOPMENT CORPORATION

Consolidated Land Inventory

As of December 31, 2002

					Total
	Industrial	R&D, Biotech & Office	CBD Office	Retail/ Entertainment	Commercial	Hotel	Residential
	(square feet)				(square ft.)	(rooms)	(lots)	(units)	Total
Suburban Commercial:	18,838,000	5,963,000	—	1,106,000	25,907,000	—	—	—	—

Urban:
Mission Bay (San Francisco)	—	4,537,000	—	548,000	5,085,000	500	—	3,263	3,263
Union Station (Los Angeles)	—	—	5,175,000	675,000	5,850,000	—	—	—	—
Santa Fe Depot (San Diego)	—	—	1,021,000	270,000	1,291,000	—	—	285	285

Subtotal					12,226,000	500		3,548	3,548

Suburban Residential: Lots	—	—	—	—	—	—	5,724	—	5,724
Units	—	—	—	—	—	—	—	65	65

Subtotal					—	—	5,724	65	5,789

Total	18,838,000	10,500,000	6,196,000	2,599,000	38,133,000	500	5,724	3,613	9,337

Entitlement Status:
Entitled	17,511,000	10,500,000	6,196,000	2,599,000	36,806,000	500	5,610	3,613	9,223
Entitlements In Progress	1,327,000	—	—	—	1,327,000	—	114		114

	18,838,000	10,500,000	6,196,000	2,599,000	38,133,000	500	5,724	3,613	9,337

CATELLUS

DEVELOPMENT CENTER

Suburban Commercial Land Inventory

(Based on square feet, in thousands)

		Year to Date Activity
Project Name	City	1/1/02 Square Feet	Revisions	Acquisitions	Sales/ Leases	Development	12/31/02 Square Feet
Southern California
Rancho Pacific Distribution Centre	Rancho Cucamonga	812	(2)		(24)	(468)	318
Crossroads Business Park	Ontario	2,016					2,016
Pacific Center	Anaheim	44	13		(13)		44
Kaiser Commerce Center	Ontario	7,563	(238)		(2,933)	(1,178)	3,214
Northridge	Northridge	44			(44)		—

Subtotal Southern California		10,479	(227)	—	(3,014)	(1,646)	5,592

Northern California
Regatta Business Park	Richmond	89					89
Pacific Commons	Fremont	3,755	(84)		(37)		3,634
Spreckels Business Park	Manteca	542	144				686
Duck Creek	Stockton	—		2,000			2,000
Alameda FISC	Alameda	1,300					1,300

Subtotal Northern California		5,686	60	2,000	(37)	—	7,709

Subtotal California		16,165	(167)	2,000	(3,051)	(1,646)	13,301

Illinois
Internationale Centre	Woodridge	976					976
Prairie Glen Corporate Campus	Glenview	680			(243)		437
Internationale Centre West	Romeoville	448				(346)	102
Minooka	Minooka	1,710		588			2,298
Joliet	Joliet	370					370

Subtotal Illinois		4,184	—	588	(243)	(346)	4,183

Texas
Gateway Corporate Center	Coppell	1,120					1,120
Gateway East Business Park	Garland	983			(220)		763
Hobby Business Park	Houston	1,969					1,969
Stellar Way Business Park	Grand Prairie	814					814
Plano	Plano	368		35			403
Alliance Gateway Business Park	Ft. Worth	—		252		(252)	—
Ford	Ft. Worth	—		104			104

Subtotal Texas		5,254	—	391	(220)	(252)	5,173

Stapleton Business Park	Denver, CO	925			(145)	(171)	609
Circle Point Corporate Center	Westminster, CO	685					685
Santa Fe Industrial Center	Oklahoma, OK	300					300
Cedar Grove Business Park	Louisville, KY	545					545
South Shore Corp. Park	Gresham/Portland, OR	1,459			(148)	(200)	1,111

Subtotal Outside of California		13,352	—	979	(756)	(969)	12,606

Total		29,517	(167)	2,979	(3,807)	(2,615)	25,907

CATELLUS

DEVELOPMENT CORPORATION

Suburban Commercial

Construction Starts and Completions

(In square feet)

Construction Starts—Fourth Quarter 2002

Location		Start Date	% Leased	Square Feet
Fontana	CA	Oct-02	Build to Sell	600,000	(2)
Gresham	OR	Dec-02	Build to Sell	200,000	(2)
Fontana	CA	Dec-02	100%	578,000	(1)

Total construction starts				1,378,000

(1) Total to be added to portfolio			100%	578,000
(2) Total build to sell			n/a	800,000

Construction Completions—YTD December 31, 2002
Location		Completion Date	% Leased	Square Feet
Denver	CO	Mar-02	65%	89,000	(1)
Westminster	CO	Mar-02	58%	150,000	(1)
Fontana	CA	Apr-02	100%	830,000	(1)
Romeoville	IL	Apr-02	100%	421,000	(1)
Grand Prairie	TX	Apr-02	27%	389,000	(1)
Tucson	AZ	May-02	81%	74,000	(1)
Manteca	CA	May-02	100%	608,000	(1)
Denver	CO	May-02	57%	143,000	(1)
Coppell	TX	May-02	100%	105,000	(1)
Shepherdsville	KY	May-02	51%	382,000	(1)
Fontana	CA	Jun-02	100%	607,000	(1)
Minooka	IL	Jul-02	100%	1,034,000	(1)
Denver	CO	Jul-02	64%	315,000	(1)
Ft. Worth	TX	Aug-02	100%	252,000	(1)
Rancho Cucamonga	CA	Sep-02	55%	449,000	(1)
Fremont	CA	Oct-02	39%	106,000	(1)
Glenview	IL	Dec-02	16%	112,000	(1)

Total completions				6,066,000

(1) Total to be added to portfolio				6,066,000

CATELLUS

DEVELOPMENT CORPORATION

Suburban Commercial Properties Under Construction

(In square feet)

Under Construction		Building Type	Start Date	Estimated Completion Date	% Leased	Square Feet
Commercial Projects:
Denver	CO	Industrial	Sep-01	Feb-03	100%	148,000	(1)
Portland	OR	Industrial	Sep-01	May-03	100%	97,000	(1)
Portland	OR	Industrial	Sep-01	Aug-03	0%	84,000	(1)
Denver	CO	Industrial	May-02	Feb-03	100%	145,000	(3)
Glenview	IL	Office	May-02	Apr-03	100%	185,000	(3)
Avon	CO	Retail	May-02	Jun-03	100%	118,000	(4)
Avon	CO	Retail	May-02	Jun-03	100%	187,000	(4)
Romeoville	IL	Industrial	Aug-02	Feb-03	100%	346,000	(1)
Rancho Cucamonga	CA	Industrial	Sep-02	May-03	53%	468,000	(1)
Denver	CO	Industrial	Sep-02	Apr-03	100%	171,000	(1)
Fontana	CA	Industrial	Oct-02	Jun-03	Build to Sell	600,000	(2)
Gresham	OR	Industrial	Dec-02	Sep-03	Build to Sell	200,000	(2)
Fontana	CA	Industrial	Dec-02	Sep-03	100%	578,000	(1)

Total						3,327,000

(1) Total to be added to the portfolio					84%	1,892,000
(2) Total build to sell					n/a	800,000
(3) Total to be developed for others/design build/fee					100%	330,000
(4) Total to be developed for joint venture					100%	305,000

CATELLUS

DEVELOPMENT CORPORATION

Suburban Commercial Work-in-Process

As of December 31, 2002 and December 31, 2001

(In thousands)

Work-in-process—December 31, 2002	Development To be Retained	Development To be Sold	Capital Leases To be Acquired	Total Work in Process	Retained/ to be Acquired Work in Process
Square feet	907	800	985	2,692	1,892
Land costs	$7,156	$9,117	$3,666	$19,939	$10,822
Buildings costs	10,998	3,765	15,236	29,999	26,234

Spent-to-date	18,154	12,882	18,902	49,938	37,056
Forecast to complete	17,943	15,707	13,968	47,618	31,911

Total	$36,097	$28,589	$32,870	$97,556	$68,967

Work-in-process—December 31, 2001	Development To be Retained	Development To be Sold	Capital Leases To be Acquired	Total Work in Process	Retained/ to be Acquired Work in
Square feet	3,474	—	2,669	6,143	6,143
Land costs	$26,828	$—	$10,214	$37,042	$37,042
Buildings costs	91,816	—	30,370	122,186	122,186

Spent-to-date	118,644	—	40,584	159,228	159,228
Forecast to complete	48,782	—	47,253	96,035	96,035

Total	$167,426	$—	$87,837	$255,263	$255,263

CATELLUS

DEVELOPMENT CORPORATION

Urban Development

Construction Starts and Completions

(In square feet)

Construction Starts—Fourth Quarter 2002

Construction Starts	Start Date	% Leased	Square Feet
N/A

Total construction starts	—	—	—

Construction Completions—YTD December 31, 2002

Completed Development	Completion Date	% Leased	Square Feet
Mission Bay Block 28, San Francisco CA	Oct-02	100%	283,000

Total completions	—	—	283,000

CATELLUS

DEVELOPMENT CORPORATION

Urban Development

Properties Under Construction

(In square feet)

Under Construction	Building Type	Start Date	Estimated Completion Date	% Leased	Square Feet
Mission Bay Block N2P1, San Francisco CA	Mixed Use	Dec-01	Jun-03	0%	33,000	(1)
Mission Bay Block N2P1, San Francisco CA (a)	Residential	Dec-01	Jun-03	0%	45,000	(2)
Mission Bay Block N1, San Francisco CA	Office, Retail	Sep-01	Oct-03	48%	127,000	(4)
Mission Bay Block N1, San Francisco CA	Residential	Sep-01	Oct-03	0%	568,000	(4)

Total				8%	773,000

(1) Total to be added to the portfolio				0%	33,000
(2) Total to be sold				n/a	45,000
(3) Total to be developed for others/design build/fee				n/a	0
(4) Total joint venture development				9%	695,000

(a) Represents 34 for-sale condominium units

CATELLUS

DEVELOPMENT CORPORATION

Urban Development Work-in-Process

December 31, 2002 and December 31, 2001

(In thousands)

Work-in-process—December 31, 2002	Development To be Retained	Development To be Sold	Total Work in Process	Retained/ to be Acquired Work in Process
Square feet	33	45	78	33
Land costs	$1,089	$1,326	$2,415	$1,089
Buildings costs	6,135	8,365	14,500	6,135

Spent-to-date	7,224	9,691	16,915	7,224
Forecast to complete	3,108	14,080	17,188	3,108

Total	$10,332	$23,771	$34,103	$10,332

Work-in-process—December 31, 2001	Development To be Retained	Development To be Sold	Total Work in Process	Retained/ to be Acquired Work in Process
Square feet	316	45	361	316
Land cost	$11,935	$1,836	$13,771	$11,935
Buildings cost	22,712	1,133	23,845	22,712

Spent-to-date	34,647	2,969	37,616	34,647
Forecast to complete	58,755	21,366	80,121	58,755

Total	$93,402	$24,335	$117,737	$93,402

CATELLUS

DEVELOPMENT CORPORATION

Suburban Residential Land Inventory

	Ownership or Controlled Interest	Actual/Estimated First Closing Date	Average Revenue per Lot/Current Home Price Range	12/31/2001 Total Lots/ Homes	2002 Activity			As of December 31, 2002
					Acquired	Lot/Home Closings	Plotting Changes	Total Lots/ Homes	Entitled	Catellus Equivalent Units
Land Development (lots)
Colorado
Vista Range, Commerce City	100%	Q2, 2003	TBD	—	2,149			2,149	2,149	2,149
Northern California										—
Alameda (controlled)	100%	Q2, 2004	TBD	492		—	(7)	485	485	485
Victoria by the Bay, Hercules	100%	Q3, 2000	$105,000-160,000	415		(456)	63	22	22	22
Serrano, Sacramento	50%	Q4,1998	$100,000-364,000	2,182		(940)	(52)	1,190	1,190	595
Parkway, Sacramento	50%	Q3, 2001	$50,000-100,000	1,437		(822)	(77)	538	538	269
Southern California										—
Talega, San Clemente	30%	Q4, 1998	$100,000-150,000	2,144		(772)	(146)	1,226	1,226	368
Westbluffs, Playa del Rey	100%	Q4, 2002	TBD	114				114	114	114

				6,784	2,149	(2,990)	(219)	5,724	5,724	4,002
Homebuilding (homes)
Southern California
Talega Seniors, San Clemente	50%	Q3, 2001	$385,000-592,000	183		(118)		65	65	33

Total				6,967	2,149	(3,108)	(219)	5,789	5,789	4,035

CATELLUS

DEVELOPMENT CORPORATION

Definitions

Base rent is computed on a GAAP basis.

Construction completion A building is considered complete at the earlier of twelve months after completion of the shell or rent commencement on 50% of the space.

EBDDT (Earnings Before Depreciation and Deferred Taxes)—We have historically used a supplemental performance measure called EBDDT, along with net income, to report our operating results. EBDDT is not a measure of operating results or cash flows from operating activities as defined by generally accepted accounting principles. Further, EBDDT is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to cash flows as a measure of liquidity.

EBITDA is calculated by adding interest, taxes, depreciation, amortization, and capitalized interest in cost of sales to net income.

Fixed charge coverage ratio is calculated as EBITDA divided by total interest incurred, less non-cash interest incurred (amortization of deferred loan fees), and principal amortization.

Interest coverage ratio is calculated as EBITDA divided by total interest incurred

Net operating income (NOI) is calculated as rental revenue less property operating expenses.

Recurring capital expenditure is the cost associated with re-tenanting leasable space including building improvements, tenant improvements and lease commissions.

Same space properties are properties that have been owned and operated for both the current year and the entire preceding year.

Same space net operating income represents GAAP basis rental revenue less property operating costs with adjustments to revenue or expenses for one-time, unusual or non-recurring items such as receipt of lease termination fees.

Straight line rent adjustments is the adjustment to income for the difference between—(a) the total of the rents anticipated to be received over the life of the contractual lease (including contractual rent increases) divided by the number of months in the lease times the number of months in the period being measured, and (b) the actual rents due for the period being measured.

Total market capitalization is total market value of a company’s outstanding common stock and indebtedness.

CATELLUS

DEVELOPMENT CORPORATION

Except for historical matters, the matters discussed in this Supplemental Financial Package of financial and operating data are forward-looking statements, which include statements concerning net income; EBDDT; plans; opportunities; negotiations; markets and economic conditions; leasing, development, construction, rental, and sales activities; availability of financing; and property values. We do not undertake any obligation to revise these forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. These statements by their nature involve risks and uncertainties. In particular, among the factors that could cause actual results to differ materially from the results expressed in or implied by such statements are: changes in the real estate market or in general economic conditions, including the possibility of a general economic slowdown or recession; product and geographical concentration; industry competition; changes in interest rates and capital markets; discretionary government decisions affecting the use of land, and delays resulting therefrom; changes in the management team; changes in income taxes or tax laws; weather conditions and other natural occurrences that may affect construction or cause damage to assets; liability for environmental remediation and changes in environmental laws and regulations; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; failure of parties to reach agreement on definitive terms or to close transactions; increases in the costs of land and construction materials and availability of properties for future development; limitations on and challenges to title to our properties; changes in policies and practices of organized labor groups; shortages or increased costs of electrical power; and other risks inherent in the real estate business.

For further information on factors which could affect the company and the forward-looking statements in this Supplemental Financial Package, the reader should refer to the company’s report on Form 10-K for the fiscal year ended December 31, 2001, filed with the Securities and Exchange Commission. The Company's report on Form 10-K for the fiscal year ended December 31, 2002, will be filed with the Securities and Exchange Commission by March 31, 2003.